Exhibit 10.1
FIRST AMENDMENT TO EMPLOYMENT AGREEMENT

This First Amendment to the Employment Agreement (this “Amendment”) is entered into as of March 4, 2021 by and between Gregory J. Hayes (the “Executive”) and Raytheon Technologies Corporation (formerly known as United Technologies Corporation) (the “Company”).

WHEREAS the Company and the Executive entered into an Employment Agreement on June 9, 2019, which became effective as of April 3, 2020 (the “Employment Agreement”); and

WHEREAS the parties desire to enter into this Amendment to effect changes to the Employment Agreement as set forth herein;

NOW THEREFORE, it is hereby mutually agreed as follows:

1.Paragraph 4(c) is deleted in its entirety and replaced with the following:

(c)      Long-Term Incentive and Equity Awards. Executive shall be eligible to receive equity and other long-term incentive awards under any applicable plan adopted by the Company during the Term for which employees are generally eligible. The amount, form, and terms and conditions of Executive’s annual equity awards will be determined by the Compensation Committee and the form and terms and conditions of Executive’s annual equity awards will be no less favorable than those applicable to equity awards granted to any other executive officer of the Company.

2.Section (v) of Paragraph 5(e) is deleted in its entirety and replaced with the following:

(v)     (A) reducing Executive’s annual bonus incentive opportunity as described in Section 4(b), or (B) a diminution in the Executive’s target annual long-term incentive opportunity from the level in effect as of immediately prior to the signing of this Agreement on June 9, 2019 or a material breach by the Company of Section 4(c);

Except as expressly amended by this Amendment, the Employment Agreement shall remain in full force and effect in accordance with its terms.

[Signature page follows]

IN WITNESS WHEREOF, the Executive and the Company have executed this Amendment as of the date first above written.

RAYTHEON TECHNOLOGIES CORPORATION

By /s/ Dantaya M. Williams
Dantaya M. Williams
Executive Vice President & Chief Human Resources Officer

EXECUTIVE

/s/ Gregory J. Hayes
Gregory J. Hayes

[SIGNATURE PAGE TO FIRST AMENDMENT TO EMPLOYMENT AGREEMENT]